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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 7, 2006



                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

       Delaware                         1-11639               22-3408857
 (State or other jurisdiction of (Commission File Number) (I.R.S. Employer
        incorporation)                                    Identification Number)



  600 Mountain Avenue, Murray Hill, New Jersey                07974

   (Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number, including area code: 908-582-8500

            (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

In a press release dated September 7, 2006, Lucent Technologies Inc. (the "Company") announced that its shareowners had approved its previously announced merger agreement with Alcatel at a special meeting of the Company's shareowners on September 7, 2006. The press release is filed as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.   DESCRIPTION
  99.1        Press release issued by Lucent Technologies Inc. on September 7,
              2006, announcing the approval by its shareowners of its proposed merger agreement with Alcatel.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LUCENT TECHNOLOGIES, INC.

   Date: September 7, 2006                  By:    /s/ William R. Carapezzi, Jr.
                                                --------------------------------
                                                Name:  William R. Carapezzi, Jr.
                                                Title: SVP, General Counsel &
                                                       Secretary


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                                  EXHIBIT INDEX

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EXHIBIT NO.    DESCRIPTION
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   99.1        Press release issued by Lucent Technologies Inc. on September 7,
               2006, announcing the approval by its shareowners of its proposed merger agreement with Alcatel.
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